INVESTOR FINANCIAL SUPPLEMENT
December 31, 2014

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 29, 2015
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A	A2
	Hartford Life and Accident Insurance Company	A	A	A3
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	bbb+	BBB	Baa3
Contacts:	Commercial paper	AMB-2	A-2	P-3
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs	8

PROPERTY & CASUALTY	Property & Casualty (Combined) Unpaid Loss and Loss Adjustment Expense Reserve Rollforward	9
	Property & Casualty (Combined) Income Statements	10
	Property & Casualty (Combined) Underwriting Ratios	11
	Commercial Lines Underwriting Results	12
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Underwriting Results	15
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Underwriting Results	18

GROUP BENEFITS	Income Statements	19
	Supplemental Data	20

MUTUAL FUNDS	Income Statements	21
	Asset Value Rollforward - Assets Under Management By Asset Class	22

TALCOTT RESOLUTION	Financial Highlights	23
	Supplemental Data	24
	Individual Annuity - Account Value Rollforward	25

CORPORATE	Income Statements	26

INVESTMENTS	Investment Earnings Before Tax - Consolidated	27
	Investment Earnings Before Tax - Property & Casualty Combined	28
	Net Investment Income by Segment	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
HIGHLIGHTS
Net income (loss)	$382	$388	$(467)	$495	$314	$293	$(190)	$(241)	$798	$176
Core earnings	$426	$477	$144	$501	$382	$416	$231	$390	$1,548	$1,419
Total revenues	$4,617	$4,769	$4,616	$4,612	$4,777	$4,862	$4,734	$6,300	$18,614	$20,673
Total assets	$245,013	$247,100	$254,713	$272,923	$277,884	$283,947	$294,833	$297,021
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.89	$0.89	$(1.04)	$1.10	$0.70	$0.65	$(0.42)	$(0.58)	$1.81	$0.37
Core earnings available to common shareholders	$0.99	$1.09	$0.32	$1.11	$0.85	$0.92	$0.51	$0.87	$3.50	$3.17
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$0.86	$0.86	$(1.00)	$1.03	$0.65	$0.60	$(0.39)	$(0.49)	$1.73	$0.36
Core earnings available to common shareholders	$0.96	$1.06	$0.31	$1.05	$0.79	$0.85	$0.47	$0.79	$3.36	$2.89
Weighted average common shares outstanding (basic)	429.6	437.2	450.6	449.8	451.1	452.1	451.4	436.3	441.8	447.7
Dilutive effect of stock compensation	6.8	5.9	6.3	6.2	5.1	4.6	4.2	3.9	6.3	4.5
Dilutive effect of warrants	6.2	7.7	11.0	22.6	29.9	33.9	33.4	31.7	12.1	32.2
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	442.6	450.8	467.9	478.6	486.1	490.6	489.0	471.9	460.2	484.4
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares [2]	442.6	450.8	467.9	478.6	486.1	490.6	489.0	493.1	460.2	490.6
Common shares outstanding	424.4	433.6	450.8	452.5	453.3	448.5	453.9	435.3	424.4	453.3
Book value per common share	$44.11	$43.44	$43.10	$43.70	$41.71	$42.20	$41.89	$46.78
Per common share impact of accumulated other comprehensive income [3]	$2.19	$2.49	$2.58	$1.46	$(0.17)	$(0.04)	$0.16	$3.79
Book value per common share (excluding AOCI)	$41.92	$40.95	$40.52	$42.24	$41.88	$42.24	$41.73	$42.99
Book value per diluted share	$42.84	$42.23	$41.70	$41.56	$39.14	$38.87	$38.59	$42.43
Per diluted share impact of AOCI	$2.13	$2.41	$2.49	$1.39	$(0.16)	$(0.04)	$0.15	$3.34
Book value per diluted share (excluding AOCI)	$40.71	$39.82	$39.21	$40.17	$39.30	$38.91	$38.44	$39.09
Common shares outstanding and dilutive potential common shares	437.0	446.0	465.9	475.8	483.0	486.9	492.7	493.0
RETURN ON EQUITY
ROE (net income (loss) last 12 months to stockholders' equity including AOCI)	4.2%	3.9%	3.3%	4.5%	0.9%	(0.9)%	(2.3)%	(1.8)%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	8.4%	8.2%	7.8%	8.0%	7.4%	6.4%	6.1%	5.9%

[1]
Weighted average common shares outstanding and dilutive potential common shares are used in the calculation of diluted earnings (losses) per common share in periods of losses when the impact is dilutive to income from continuing operations, net of tax, available to common shareholders.

[2]
The three months ended March 31, 2013 and the year ended December 31, 2013 include the dilutive effect of the assumed conversion of 21.2 million and 6.2 million, respectively, preferred shares. The preferred shares converted to 21.2 million common shares in April 2013.

[3]	Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in
AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Core earnings (losses):
Commercial Lines	$251	$268	$213	$264	$229	$176	$198	$224	$996	$827
Personal Lines	65	71	(27)	101	49	68	15	73	210	205
P&C Other Operations	—	14	(146)	21	22	19	(73)	21	(111)	(11)
Property & Casualty ("P&C") Combined	$316	$353	$40	$386	$300	$263	$140	$318	$1,095	$1,021
Group Benefits	45	38	52	45	55	36	37	30	180	158
Mutual Funds	27	22	21	21	20	18	20	20	91	78
Sub-total	388	413	113	452	375	317	197	368	1,366	1,257
Talcott Resolution	98	122	101	112	99	115	103	95	433	412
Corporate	(60)	(58)	(70)	(63)	(92)	(16)	(69)	(73)	(251)	(250)
CONSOLIDATED CORE EARNINGS	$426	$477	$144	$501	$382	$416	$231	$390	$1,548	$1,419
Add: Unlock benefit (charge), after-tax	$13	$(102)	$15	$12	$1	$(104)	$(9)	$3	$(62)	$(109)
Add: Restructuring and other costs, after-tax	(17)	(14)	(5)	(13)	(10)	(10)	(12)	(12)	(49)	(44)
Add: Income (loss) from discontinued operations, after-tax [1]	37	—	(617)	29	(70)	(72)	(423)	(484)	(551)	(1,049)
Add: Pension settlement, after-tax [2]	(83)	—	—	—	—	—	—	—	(83)	—
Add: Loss on extinguishment of debt, after-tax	—	—	—	—	—	—	—	(138)	—	(138)
Add: Net reinsurance gain (loss) on dispositions, after-tax [1]	15	—	—	—	—	—	1	(25)	15	(24)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(9)	27	(4)	(34)	11	63	22	25	(20)	121
Net income (loss)	$382	$388	$(467)	$495	$314	$293	$(190)	$(241)	$798	$176
[1] For further information, refer to footnotes [1]and [3] on page 3.
[2] Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Earned premiums	$3,378	$3,337	$3,319	$3,302	$3,346	$3,338	$3,294	$3,253	$13,336	$13,231
Fee income	474	524	502	496	544	538	513	510	1,996	2,105
Net investment income	752	810	768	824	811	787	841	825	3,154	3,264
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(18)	(15)	(8)	(23)	(15)	(28)	(17)	(33)	(64)	(93)
OTTI losses recognized in other comprehensive income	2	1	1	1	1	2	5	12	5	20
Net OTTI losses recognized in earnings	(16)	(14)	(7)	(22)	(14)	(26)	(12)	(21)	(59)	(73)
Net realized capital gains on investments transferred at fair value in business dispositions by reinsurance [1]	—	—	—	—	—	—	1	1,574	—	1,575
Other net realized capital gains (losses)	2	83	3	(13)	16	157	32	91	75	296
Total net realized capital gains (losses)	(14)	69	(4)	(35)	2	131	21	1,644	16	1,798
Other revenues	27	29	31	25	74	68	65	68	112	275
Total revenues	4,617	4,769	4,616	4,612	4,777	4,862	4,734	6,300	18,614	20,673
Benefits, losses and loss adjustment expenses	2,582	2,624	3,023	2,576	2,703	2,764	2,922	2,659	10,805	11,048
Amortization of DAC	381	580	372	396	380	594	391	429	1,729	1,794
Insurance operating costs and other expenses [2]	1,139	976	977	936	1,116	964	1,084	1,012	4,028	4,176
Loss on extinguishment of debt	—	—	—	—	—	—	—	213	—	213
Reinsurance (gain) loss on dispositions [1]	(23)	—	—	—	—	—	—	1,574	(23)	1,574
Interest expense	94	93	94	95	96	94	100	107	376	397
Total benefits, losses and expenses	4,173	4,273	4,466	4,003	4,295	4,416	4,497	5,994	16,915	19,202
Income from continuing operations before income taxes	444	496	150	609	482	446	237	306	1,699	1,471
Income tax expense	99	108	—	143	98	81	4	63	350	246
Income from continuing operations, after-tax	345	388	150	466	384	365	233	243	1,349	1,225
Income (loss) from discontinued operations, after-tax [3]	37	—	(617)	29	(70)	(72)	(423)	(484)	(551)	(1,049)
Net income (loss)	$382	$388	$(467)	$495	$314	$293	$(190)	$(241)	$798	$176

[1]	Amounts pertain to the Retirement Plans and Individual Life businesses sold in 2013.

[2]
The three months ended December 31, 2014 includes a pension settlement charge of $128, before tax, for voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[3]
The three months ended December 31, 2014 includes a benefit of $29, after-tax, from the partial reduction of the deferred tax valuation allowance on capital loss carryovers established upon the sale of the Japan annuity business. For further information related to the discontinued operations of the Japan and U.K. annuity businesses, refer to Talcott Resolution Financial Highlights on page 23.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2014

						CONSOLIDATED [1]
	P&C (COMBINED)	GROUP BENEFITS	MUTUAL FUNDS	TALCOTT RESOLUTION	CORPORATE	Dec 31 2014	Dec 31 2013
Investments
Fixed maturities, available-for-sale, at fair value	$25,484	$7,323	$13	$25,468	$1,096	$59,384	$62,357
Fixed maturities, at fair value using the fair value option	126	83	—	279	—	488	844
Equity securities, trading, at fair value	—	—	—	11	—	11	19,745
Equity securities, available-for-sale, at fair value	240	159	—	513	135	1,047	868
Mortgage loans	1,693	753	—	3,110	—	5,556	5,598
Policy loans, at outstanding balance	—	1	—	1,430	—	1,431	1,420
Limited partnerships and other alternative investments	1,506	183	—	1,253	—	2,942	3,040
Other investments	73	18	—	434	11	536	521
Short-term investments	1,038	372	229	2,252	992	4,883	4,008
Total investments	$30,160	$8,892	$242	$34,750	$2,234	$76,278	$98,401
Cash	119	17	2	261	—	399	1,428
Premiums receivable and agents’ balances	3,175	227	—	27	—	3,429	3,465
Reinsurance recoverables	2,730	600	—	19,590	—	22,920	23,330
DAC	576	36	11	1,200	—	1,823	2,161
Deferred income taxes	355	(168)	2	938	1,770	2,897	3,840
Goodwill	119	—	149	—	230	498	498
Property and equipment, net	670	71	1	80	9	831	877
Other assets	858	11	36	253	78	1,236	2,998
Separate account assets [2]	—	—	—	134,702	—	134,702	140,886
Total assets	$38,762	$9,686	$443	$191,801	$4,321	$245,013	$277,884
Future policy benefits, unpaid losses and loss adjustment expenses	21,806	6,540	—	13,098	—	$41,444	$41,373
Other policyholder funds and benefits payable	—	518	—	32,014	—	32,532	39,029
Other policyholder funds and benefits payable— International variable annuities	—	—	—	—	—	—	19,734
Unearned premiums	5,099	45	—	111	—	5,255	5,225
Debt	—	—	—	143	5,966	6,109	6,544
Other liabilities	1,088	(3)	159	1,930	3,077	6,251	6,188
Separate account liabilities	—	—	—	134,702	—	134,702	140,886
Total liabilities	$27,993	$7,100	$159	$181,998	$9,043	$226,293	$258,979
Common equity, excluding AOCI	9,822	2,228	284	8,607	(3,149)	17,792	18,984
AOCI, after-tax	947	358	—	1,196	(1,573)	928	(79)
Total stockholders’ equity	10,769	2,586	284	9,803	(4,722)	18,720	18,905
Total liabilities and equity	$38,762	$9,686	$443	$191,801	$4,321	$245,013	$277,884
[1] For a description of the reporting segments, refer to the Appendix - Basis of Presentation and Definitions on page 33.
[2] Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
DEBT
Short-term debt	$456	$289	$289	$532	$438	$200	$520	520
Senior notes	4,553	4,719	4,719	4,718	5,006	5,006	5,005	4,707
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Total debt	$6,109	$6,108	$6,108	$6,350	$6,544	$6,306	6,625	6,327
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,792	$17,758	$18,266	$19,115	$18,984	$18,945	18,939	18,715
Preferred stock	—	—	—	—	—	—	—	556
AOCI	928	1,077	1,162	659	(79)	(17)	74	1,649
Total stockholders’ equity	$18,720	$18,835	$19,428	$19,774	$18,905	$18,928	$19,013	20,920
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$24,829	$24,943	$25,536	$26,124	$25,449	$25,234	$25,638	27,247
Total capitalization, excluding AOCI, after-tax	$23,901	$23,866	$24,374	$25,465	$25,528	$25,251	$25,564	25,598
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	24.6%	24.5%	23.9%	24.3%	25.7%	25.0%	25.8%	23.2%
Total debt to capitalization, excluding AOCI	25.6%	25.6%	25.1%	24.9%	25.6%	25.0%	25.9%	24.7%
Total rating agency adjusted debt to capitalization [1] [2]	28.4%	27.1%	26.5%	26.9%	28.4%	28.5%	29.3%	26.6%

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.7 billion, $1.3 billion, $1.3 billion, $1.4 billion and $1.4 billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013, respectively.

[2]	Reflects 25% equity credit for the junior subordinated debentures. Reflects 100% equity credit for preferred stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2014

	P&C (COMBINED)	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1] [2]	$1,228	$197	$218
U.S. statutory capital and surplus	$8,069	$1,575	$5,582
U.S. GAAP adjustments:
DAC	576	36	1,200
Deferred taxes including non-admitted deferred tax assets	(746)	(372)	90
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	602	75	56
Asset valuation and interest maintenance reserve	—	205	602
Benefit reserves	(45)	339	603
Unrealized gains on investments	1,377	494	1,624
Other, net	817	234	46
U.S. GAAP stockholders’ equity	$10,769	$2,586	$9,803

[1]	Statutory net income is for the year ended December 31, 2014.

[2]	Statutory net income does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Fixed maturities net unrealized gain	$2,355	$2,170	$2,226	$1,663	$975	$976	$1,141	$2,484
Equities net unrealized gain	15	23	29	23	12	12	21	45
OTTI losses recognized in AOCI	(5)	(5)	(7)	(10)	(12)	(20)	(23)	(32)
Net deferred gain on cash flow hedging instruments	150	120	141	121	108	167	188	320
Total net unrealized gain	$2,515	$2,308	$2,389	$1,797	$1,083	$1,135	$1,327	$2,817
Foreign currency translation adjustments	(8)	—	13	108	91	184	92	186
Pension and other postretirement adjustment	(1,579)	(1,231)	(1,240)	(1,246)	(1,253)	(1,336)	(1,345)	(1,354)
Total AOCI	$928	$1,077	$1,162	$659	$(79)	$(17)	$74	$1,649

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS (“DAC”)

	THREE MONTHS ENDED DEC 31, 2014

	P&C (Combined)	Group Benefits	Mutual Funds	Talcott Resolution	Consolidated
Balance, beginning of period	$581	$39	$12	$1,236	$1,868
Deferred costs	317	5	5	5	332
Amortization — DAC	(322)	(8)	(6)	(57)	(393)
Amortization — DAC unlock charge, before tax	—	—	—	12	12
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	4	4
Balance, end of period	$576	$36	$11	$1,200	$1,823

	YEAR ENDED DEC 31, 2014

	P&C (Combined)	Group Benefits	Mutual Funds	Talcott Resolution	Consolidated
Balance, beginning of period	$549	$41	$19	$1,552	$2,161
Deferred costs	1,294	27	20	23	1,364
Amortization — DAC	(1,267)	(32)	(28)	(266)	(1,593)
Amortization — DAC unlock charge, before tax	—	—	—	(136)	(136)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	27	27
Balance, end of period	$576	$36	$11	$1,200	$1,823

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY (COMBINED)
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2014
	Commercial Lines	Personal Lines	P&C Other Operations	P&C (Combined)
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,485	$1,853	$3,547	$21,885
Reinsurance and other recoverables	2,483	13	613	3,109
Beginning liabilities for unpaid losses and loss adjustment expenses, net	14,002	1,840	2,934	18,776
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	934	640	—	1,574
Current accident year catastrophes	6	13	—	19
Prior year development	13	6	10	29
Total provision for unpaid losses and loss adjustment expenses	953	659	10	1,622
Less: Payments	914	643	76	1,633
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,041	1,856	2,868	18,765
Reinsurance and other recoverables	2,464	18	559	3,041
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,505	$1,874	$3,427	$21,806

	YEAR ENDED DEC 31, 2014
	Commercial Lines	Personal Lines	P&C Other Operations	P&C (Combined)
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,293	$1,864	$3,547	$21,704
Reinsurance and other recoverables	2,442	13	573	3,028
Beginning liabilities for unpaid losses and loss adjustment expenses, net	13,851	1,851	2,974	18,676
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	3,733	2,498	—	6,231
Current accident year catastrophes	109	232	—	341
Prior year development	13	(46)	261	228
Total provision for unpaid losses and loss adjustment expenses	3,855	2,684	261	6,800
Less: Payments	3,665	2,679	367	6,711
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,041	1,856	2,868	18,765
Reinsurance and other recoverables	2,464	18	559	3,041
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,505	$1,874	$3,427	$21,806

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY (COMBINED)
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING RESULTS
Written premiums	$2,470	$2,603	$2,574	$2,597	$2,349	$2,556	$2,501	$2,523	$10,244	$9,929
Change in unearned premium reserve	(110)	61	69	128	(149)	68	48	98	148	65
Earned premiums	2,580	2,542	2,505	2,469	2,498	2,488	2,453	2,425	10,096	9,864
Losses and loss adjustment expenses
Current accident year before catastrophes	1,574	1,570	1,563	1,524	1,615	1,607	1,551	1,536	6,231	6,309
Current accident year catastrophes	19	40	196	86	28	66	186	32	341	312
Prior year development [1]	29	(10)	249	(40)	15	17	146	14	228	192
Total losses and loss adjustment expenses	1,622	1,600	2,008	1,570	1,658	1,690	1,883	1,582	6,800	6,813
Amortization of DAC	322	318	316	311	310	308	309	310	1,267	1,237
Underwriting expenses [2]	473	443	439	372	463	434	432	416	1,727	1,745
Dividends to policyholders	4	4	3	4	4	4	4	4	15	16
Underwriting gain (loss)	159	177	(261)	212	63	52	(175)	113	287	53
Net investment income	282	316	292	326	324	296	338	312	1,216	1,270
Net realized capital gains (losses)	6	24	(25)	(37)	72	2	(7)	51	(32)	118
Net servicing and other income	14	4	8	5	20	11	9	17	31	57
Income from continuing operations before income taxes	461	521	14	506	479	361	165	493	1,502	1,498
Income tax expense (benefit)	140	154	(11)	143	133	98	27	142	426	400
Income from continuing operations, after-tax	321	367	25	363	346	263	138	351	1,076	1,098
Income (loss) from discontinued operations, after-tax	6	—	—	—	—	1	(2)	—	6	(1)
Net income	327	367	25	363	346	264	136	351	1,082	1,097
Less: Restructuring and other costs, after-tax	—	—	—	—	—	(1)	—	—	—	(1)
Less: Income (loss) from discontinued operations, after-tax [3]	6	—	—	—	—	1	(2)	—	6	(1)
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	5	14	(15)	(23)	46	1	(2)	33	(19)	78
Core earnings	$316	$353	$40	$386	$300	$263	$140	$318	$1,095	$1,021
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.
[2] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.
[3] Represents residual income (loss) from discontinued operations of SRS.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY (COMBINED)
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING GAIN (LOSS)	$159	$177	$(261)	$212	$63	$52	$(175)	$113	$287	$53
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.0	61.8	62.4	61.7	64.7	64.6	63.2	63.3	61.7	64.0
Current accident year catastrophes	0.7	1.6	7.8	3.5	1.1	2.7	7.6	1.3	3.4	3.2
Prior year development [1]	1.1	(0.4)	9.9	(1.6)	0.6	0.7	6.0	0.6	2.3	1.9
Total losses and loss adjustment expenses	62.9	62.9	80.2	63.6	66.4	67.9	76.8	65.2	67.4	69.1
Expenses [2]	30.8	29.9	30.1	27.7	30.9	29.8	30.2	29.9	29.7	30.2
Policyholder dividends	0.2	0.2	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.2
Combined ratio	93.8	93.0	110.4	91.4	97.5	97.9	107.1	95.3	97.2	99.5
Current accident year catastrophes and prior year development	1.8	1.2	17.7	1.9	1.7	3.4	13.6	1.9	5.7	5.1
Combined ratio before catastrophes and prior year development	92.0	91.9	92.7	89.6	95.8	94.6	93.6	93.4	91.5	94.4
[1] Includes 9.5 point and 5.7 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2014 and 2013, respectively.
[2] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING RESULTS
Written premiums	$1,558	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$6,381	$6,208
Change in unearned premium reserve	(53)	5	12	128	(103)	4	(12)	116	92	5
Earned premiums	1,611	1,578	1,559	1,541	1,566	1,563	1,545	1,529	6,289	6,203
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	934	931	934	934	972	991	966	968	3,733	3,897
Current accident year catastrophes	6	8	35	60	7	48	44	6	109	105
Prior year development [3]	13	(5)	12	(7)	12	26	37	8	13	83
Total losses and loss adjustment expenses	953	934	981	987	991	1,065	1,047	982	3,855	4,085
Amortization of DAC	233	230	230	226	226	226	226	227	919	905
Underwriting expenses [2]	298	286	285	217	291	267	271	253	1,086	1,082
Dividends to policyholders	4	4	3	4	4	4	4	4	15	16
Underwriting gain (loss)	$123	$124	$60	$107	$54	$1	$(3)	$63	$414	$115

[1]	The three months ended September 30, 2013 includes current accident year reserve strengthening of $11 primarily related to auto liability claims.

[2]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $15 and $9, respectively, of the reduction.

[3]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Auto liability	$9	$—	$9	$5	$—	$86	$40	$15	$23	$141
Professional and general liability	(4)	(19)	(11)	(8)	(1)	(45)	(40)	(18)	(42)	(104)
Workers’ compensation	(12)	—	5	—	(11)	(10)	1	18	(7)	(2)
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	—	—	—	—	80	—	—	80
Change in workers' compensation discount, including accretion	7	8	7	8	7	8	7	8	30	30
Catastrophes	3	1	(6)	(12)	(3)	(12)	(9)	—	(14)	(24)
Uncollectible reinsurance	—	—	—	—	—	—	(25)	—	—	(25)
Other reserve re-estimates, net	10	5	8	—	20	(1)	(17)	(15)	23	(13)
Total prior year development	$13	$(5)	$12	$(7)	$12	$26	$37	$8	$13	$83

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING GAIN (LOSS)	$123	$124	$60	$107	$54	$1	$(3)	$63	$414	$115
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.0	59.0	59.9	60.6	62.1	63.4	62.5	63.3	59.4	62.8
Current accident year catastrophes	0.4	0.5	2.2	3.9	0.4	3.1	2.8	0.4	1.7	1.7
Prior year development [2]	0.8	(0.3)	0.8	(0.5)	0.8	1.7	2.4	0.5	0.2	1.3
Total losses and loss adjustment expenses	59.2	59.2	62.9	64.0	63.3	68.1	67.8	64.2	61.3	65.9
Expenses [3]	33.0	32.7	33.0	28.7	33.0	31.5	32.2	31.4	31.9	32.0
Policyholder dividends	0.2	0.3	0.2	0.3	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	92.4	92.1	96.2	93.1	96.6	99.9	100.2	95.9	93.4	98.1
Current accident year catastrophes and prior year development	1.2	0.2	3.0	3.4	1.2	4.8	5.2	0.9	1.9	3.0
Combined ratio before catastrophes and prior year development	91.2	92.0	93.1	89.6	95.3	95.2	95.0	95.0	91.5	95.1

COMBINED RATIOS BY LINE OF BUSINESS [4]
SMALL COMMERCIAL
Combined ratio	86.1	88.4	91.4	87.8	87.7	94.5	96.5	91.9	88.4	92.7
Combined ratio before catastrophes	85.3	88.1	88.0	85.5	87.4	92.0	93.8	90.2	86.7	90.8
Combined ratio before catastrophes and prior year development	86.8	87.5	87.6	85.9	87.9	89.3	89.6	91.2	87.0	89.5
MIDDLE MARKET
Combined ratio	97.8	93.7	99.8	98.8	102.6	117.3	111.9	96.1	97.5	107.0
Combined ratio before catastrophes	97.6	92.3	99.3	93.5	102.4	114.4	109.4	97.3	95.7	105.9
Combined ratio before catastrophes and prior year development	94.7	93.5	97.6	92.2	99.7	100.2	98.8	97.4	94.5	99.0
SPECIALTY COMMERCIAL
Combined ratio	101.4	97.8	103.7	95.9	95.6	79.4	93.4	109.7	99.7	94.3
Combined ratio before catastrophes	101.4	97.8	103.8	95.9	95.7	79.4	93.4	109.8	99.8	94.4
Combined ratio before catastrophes and prior year development	99.1	105.1	101.5	95.4	95.5	98.4	103.1	101.6	100.2	99.6

[1]	The three months ended September 30, 2013 includes current accident year reserve strengthening of 0.7 points primarily related to auto liability claims.

[2]	For a summary of prior year loss reserve development, refer to footnote [3] on page 12.

[3]	The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

[4]	Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.6 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [2] on page 12.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
WRITTEN PREMIUMS
Small Commercial	$754	$791	$833	$865	$715	$740	$787	$842	$3,243	$3,084
Middle Market	601	583	537	572	568	593	541	569	2,293	2,271
Specialty Commercial	195	201	192	223	173	225	196	225	811	819
National Accounts	80	81	77	113	62	90	72	91	351	315
Financial Products	65	64	59	55	63	61	60	53	243	237
Bond	47	51	47	43	44	44	44	41	188	173
Other Specialty	3	5	9	12	4	30	20	40	29	94
Other	8	8	9	9	7	9	9	9	34	34
Total	$1,558	$1,583	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$6,381	$6,208
EARNED PREMIUMS
Small Commercial	$813	$805	$790	$769	$777	$769	$763	$754	$3,177	$3,063
Middle Market	579	570	561	561	574	568	565	561	2,271	2,268
Specialty Commercial	212	193	199	203	209	217	208	205	807	839
National Accounts	97	79	82	80	79	83	70	68	338	300
Financial Products	63	61	61	59	62	61	64	63	244	250
Bond	45	46	44	43	43	43	45	42	178	173
Other Specialty	7	7	12	21	25	30	29	32	47	116
Other	7	10	9	8	6	9	9	9	34	33
Total	$1,611	$1,578	$1,559	$1,541	$1,566	$1,563	$1,545	$1,529	$6,289	$6,203

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$122	$128	$140	$131	$111	$115	$125	$134	$521	$485
Middle Market	$131	$107	$110	$110	$101	$105	$115	$103	$458	$424
Renewal Written Price Increases [1]
Standard Commercial Lines	3%	5%	5%	6%	7%	7%	7%	8%	5%	7%
Policy Count Retention [1]
Small Commercial	85%	84%	84%	83%	82%	81%	80%	82%	84%	81%
Middle Market	80%	80%	80%	81%	79%	80%	79%	77%	80%	79%
Policies in Force (in thousands) [1]
Small Commercial	1,205	1,197	1,187	1,179	1,177	1,181	1,181	1,185
Middle Market	72	72	73	73	73	74	74	75
[1] Excludes Middle Market specialty programs and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
UNDERWRITING RESULTS	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Written premiums	$912	$1,019	$1,003	$927	$886	$988	$967	$878	$3,861	$3,719
Change in unearned premium reserve	(56)	55	57	(1)	(45)	63	59	(18)	55	59
Earned premiums	968	964	946	928	931	925	908	896	3,806	3,660
Losses and loss adjustment expenses
Current accident year before catastrophes	640	639	629	590	643	616	585	568	2,498	2,412
Current accident year catastrophes	13	32	161	26	21	18	142	26	232	207
Prior year development [1]	6	(15)	(3)	(34)	—	(11)	(32)	4	(46)	(39)
Total losses and loss adjustment expenses	659	656	787	582	664	623	695	598	2,684	2,580
Amortization of DAC	89	88	86	85	84	82	83	83	348	332
Underwriting expenses	160	149	147	148	165	159	154	156	604	634
Underwriting gain (loss)	$60	$71	$(74)	$113	$18	$61	$(24)	$59	$170	$114

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Auto liability	$6	$(4)	$—	$—	$1	$—	$2	$—	$2	$3
Homeowners	3	—	3	(13)	3	1	(2)	(8)	(7)	(6)
Catastrophes	(2)	(3)	(5)	(21)	(2)	(8)	(31)	2	(31)	(39)
Other reserve re-estimates, net	(1)	(8)	(1)	—	(2)	(4)	(1)	10	(10)	3
Total prior year development	$6	$(15)	$(3)	$(34)	$—	$(11)	$(32)	$4	$(46)	$(39)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING GAIN (LOSS)	$60	$71	$(74)	$113	$18	$61	$(24)	$59	$170	$114
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.1	66.3	66.5	63.6	69.1	66.6	64.4	63.4	65.6	65.9
Current accident year catastrophes	1.3	3.3	17.0	2.8	2.3	1.9	15.6	2.9	6.1	5.7
Prior year development [1]	0.6	(1.6)	(0.3)	(3.7)	—	(1.2)	(3.5)	0.4	(1.2)	(1.1)
Total losses and loss adjustment expenses	68.1	68.0	83.2	62.7	71.3	67.4	76.5	66.7	70.5	70.5
Expenses	25.7	24.6	24.6	25.1	26.7	26.1	26.1	26.7	25.0	26.4
Combined ratio	93.8	92.6	107.8	87.8	98.1	93.4	102.6	93.4	95.5	96.9
Current accident year catastrophes and prior year development	1.9	1.7	16.7	(0.9)	2.3	0.7	12.1	3.3	4.9	4.6
Combined ratio before catastrophes and prior year development	91.8	90.9	91.1	88.7	95.8	92.6	90.5	90.1	90.6	92.3
PRODUCT
Automobile
Combined ratio	102.9	97.8	100.1	92.6	104.5	97.8	96.3	97.3	98.4	99.0
Combined ratio before catastrophes and prior year development	102.4	97.0	96.0	92.8	104.8	98.3	95.5	94.6	97.1	98.4
Homeowners
Combined ratio	73.2	84.8	125.6	76.7	80.3	82.5	116.4	84.0	90.0	90.7
Combined ratio before catastrophes and prior year development	68.1	77.6	81.4	78.8	72.6	79.0	79.2	79.2	76.4	77.5

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$642	$736	$734	$669	$632	$725	$718	$647	$2,781	$2,722
AARP Agency	88	88	78	71	66	62	52	45	325	225
Other Agency	171	181	179	173	175	187	182	173	704	717
Other	11	14	12	14	13	14	15	13	51	55
Total	$912	$1,019	$1,003	$927	$886	$988	$967	$878	$3,861	$3,719
EARNED PREMIUMS
AARP Direct	$698	$699	$689	$678	$684	$682	$673	$662	$2,764	$2,701
AARP Agency	79	73	66	58	54	47	41	35	276	177
Other Agency	178	177	179	179	181	182	181	184	713	728
Other	13	15	12	13	12	14	13	15	53	54
Total	$968	$964	$946	$928	$931	$925	$908	$896	$3,806	$3,660
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$629	$690	$680	$660	$608	$668	$657	$629	$2,659	$2,562
Homeowners	283	329	323	267	278	320	310	249	1,202	1,157
Total	$912	$1,019	$1,003	$927	$886	$988	$967	$878	$3,861	$3,719
EARNED PREMIUMS
Automobile	$665	$662	$650	$636	$640	$637	$626	$619	$2,613	$2,522
Homeowners	303	302	296	292	291	288	282	277	1,193	1,138
Total	$968	$964	$946	$928	$931	$925	$908	$896	$3,806	$3,660
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$100	$108	$103	$104	$94	$100	$93	$87	$415	$374
Homeowners	$29	$34	$35	$32	$32	$35	$34	$30	$130	$131
Renewal Written Price Increases
Automobile	6%	5%	5%	5%	5%	5%	5%	5%	5%	5%
Homeowners	8%	7%	8%	8%	8%	8%	7%	6%	8%	7%
Policy Count Retention
Automobile	84%	85%	86%	87%	86%	86%	86%	86%	85%	86%
Homeowners	85%	86%	87%	87%	86%	86%	87%	87%	86%	87%
Premium Retention
Automobile	87%	87%	88%	89%	87%	88%	88%	88%	88%	88%
Homeowners	90%	91%	92%	93%	92%	92%	92%	92%	92%	92%
Policies in Force (in thousands)
Automobile	2,049	2,047	2,041	2,033	2,019	2,021	2,020	2,019
Homeowners	1,309	1,318	1,325	1,324	1,319	1,321	1,322	1,322

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
UNDERWRITING RESULTS
Written premiums	$—	$1	$—	$1	$—	$1	$1	$—	$2	$2
Change in unearned premium reserve	(1)	1	—	1	(1)	1	1	—	1	1
Earned premiums	1	—	—	—	1	—	—	—	1	1
Losses and loss adjustment expenses
Prior year development [1]	10	10	240	1	3	2	141	2	261	148
Total losses and loss adjustment expenses	10	10	240	1	3	2	141	2	261	148
Underwriting expenses	15	8	7	7	7	8	7	7	37	29
Underwriting loss	$(24)	$(18)	$(247)	$(8)	$(9)	$(10)	$(148)	$(9)	$(297)	$(176)
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Earned premiums	$751	$738	$761	$784	$821	$817	$823	$812	$3,034	$3,273
Fee income	15	15	16	15	14	14	15	14	61	57
Net investment income	90	93	95	96	97	96	100	97	374	390
Net realized capital gains (losses)	4	(3)	6	8	3	(8)	37	18	15	50
Total revenues	860	843	878	903	935	919	975	941	3,484	3,770
Benefits, losses and loss adjustment expenses	580	584	601	597	607	637	635	639	2,362	2,518
Amortization of DAC	8	8	7	9	9	8	8	8	32	33
Insurance operating costs and other expenses	208	205	195	228	239	237	248	240	836	964
Total benefits, losses and expenses	796	797	803	834	855	882	891	887	3,230	3,515
Income before income taxes	64	46	75	69	80	37	84	54	254	255
Income tax expense	16	9	20	18	22	6	23	12	63	63
Net income	48	37	55	51	58	31	61	42	191	192
Less: Net realized capital gains (losses), after tax, excluded from core earnings	3	(1)	3	6	3	(5)	24	12	11	34
Core earnings	$45	$38	$52	$45	$55	$36	$37	$30	$180	$158
After-tax margin (excluding buyouts)
Net income	5.7%	4.4%	6.3%	5.7%	6.2%	3.4%	6.3%	4.5%	5.5%	5.1%
Core earnings	5.3%	4.5%	6.0%	5.1%	5.9%	3.9%	3.9%	3.2%	5.2%	4.3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
PREMIUMS
Fully insured ongoing premiums
Group disability	$343	$343	$349	$346	$352	$343	$355	$345	$1,381	$1,395
Group life [1]	354	353	371	388	428	435	427	426	1,466	1,716
Other	42	42	41	42	41	39	40	41	167	161
Total fully insured ongoing premiums	$739	$738	$761	$776	$821	$817	$822	$812	$3,014	$3,272
Total buyouts [2]	12	—	—	8	—	—	1	—	20	1
Total premiums	751	738	761	784	821	817	823	812	3,034	3,273
Group disability premium equivalents [3]	112	109	108	103	102	104	100	106	432	412
Total premiums and premium equivalents	$863	$847	$869	$887	$923	$921	$923	$918	$3,466	$3,685
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$20	$26	$20	$88	$29	$32	$46	$76	$154	$183
Group life	20	26	24	79	26	28	55	88	149	197
Other	4	5	1	13	3	3	2	5	23	13
Total fully insured ongoing sales	44	57	45	180	58	63	103	169	326	393
Total buyouts [2]	12	—	—	8	—	—	1	—	20	1
Total sales	56	57	45	188	58	63	104	169	346	394
Group disability premium equivalents [3]	15	3	3	25	23	5	18	15	46	61
Total sales and premium equivalents	$71	$60	$48	$213	$81	$68	$122	$184	$392	$455
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	81.9%	85.7%	83.9%	82.4%	75.7%	87.9%	82.7%	89.9%	83.5%	84.0%
Group life loss ratio	70.3%	71.7%	72.4%	67.9%	70.8%	68.2%	70.8%	68.1%	70.5%	69.5%
Total loss ratio	75.3%	77.6%	77.3%	74.5%	72.7%	76.7%	75.7%	77.4%	76.2%	75.6%
Expense ratio	28.6%	28.3%	26.0%	30.0%	29.7%	29.5%	30.6%	30.0%	28.2%	29.9%
SELECTED RATIOS, EXCLUDING A-FI
Group life loss ratio, excluding A-FI	71.8%	72.9%	72.6%	74.0%	74.6%	75.8%	79.2%	75.3%	72.8%	76.2%
Total loss ratio, excluding A-FI	76.0%	78.3%	77.5%	77.6%	74.7%	80.9%	80.3%	81.5%	77.4%	79.3%
Expense ratio, excluding A-FI	27.9%	27.6%	25.8%	27.4%	27.9%	25.8%	26.7%	26.6%	27.2%	26.8%

[1]	Association - Financial Institutions ("A-FI") business represents $2, $7, $19, $44, $65, $68, $71 and $72 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014,
March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Investment management fees	$149	$153	$150	$146	$146	$139	$137	$133	$598	$555
Shareholder servicing fees	19	19	19	19	19	19	20	20	76	78
Other revenue	13	13	14	9	10	10	8	7	49	35
Total revenues	181	185	183	174	175	168	165	160	723	668
Sub-advisory	53	53	52	51	51	48	48	48	209	195
Employee compensation and benefits [1]	29	26	26	25	26	24	24	25	106	99
Distribution and service	41	44	45	43	43	43	41	41	173	168
General, administrative and other	23	26	28	22	25	24	21	18	99	88
Total expenses	146	149	151	141	145	139	134	132	587	550
Income before income taxes	35	36	32	33	30	29	31	28	136	118
Income tax expense	12	14	11	12	11	10	11	10	49	42
Net income	23	22	21	21	19	19	20	18	87	76
Less: Restructuring and other costs, after-tax	(4)	—	—	—	—	1	(1)	(1)	(4)	(1)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	—	—	—	—	(1)	—	1	(1)	—	(1)
Core earnings	$27	$22	$21	$21	$20	$18	$20	$20	$91	$78
Average Total Mutual Funds segment AUM	$94,891	$97,511	$98,581	$97,519	$94,566	$90,953	$90,973	$90,042	$95,177	$92,191
Return on assets (bps, after-tax) [2]
Net income	9.7	9.0	8.5	8.6	8.0	8.4	8.8	8.0	9.1	8.2
Core earnings	11.4	9.0	8.5	8.6	8.5	8.0	8.8	8.9	9.6	8.5

[1]	The three months ended December 31, 2014 includes restructuring costs of $6, before tax.

[2]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Equity
Beginning balance	$44,308	$45,171	$44,489	$42,426	$39,057	$36,186	$38,453	$35,843	$42,426	$35,843
Sales	2,020	1,768	1,995	1,906	1,678	1,591	1,446	1,559	7,689	6,274
Redemptions	(2,232)	(1,844)	(2,145)	(1,819)	(2,043)	(2,054)	(4,821)	(2,951)	(8,040)	(11,869)
Net flows	(212)	(76)	(150)	87	(365)	(463)	(3,375)	(1,392)	(351)	(5,595)
Change in market value and other	1,125	(787)	832	1,976	3,734	3,334	1,108	4,002	3,146	12,178
Ending balance	$45,221	$44,308	$45,171	$44,489	$42,426	$39,057	$36,186	$38,453	$45,221	$42,426
Fixed Income
Beginning balance	$14,765	$14,942	$14,661	$14,632	$14,595	$14,944	$15,213	$14,524	$14,632	$14,524
Sales	1,074	1,317	1,241	1,134	1,255	1,507	1,432	1,755	4,766	5,949
Redemptions	(1,516)	(1,329)	(1,064)	(1,257)	(1,322)	(1,802)	(1,323)	(1,133)	(5,166)	(5,580)
Net flows	(442)	(12)	177	(123)	(67)	(295)	109	622	(400)	369
Change in market value and other	(277)	(165)	104	152	104	(54)	(378)	67	(186)	(261)
Ending balance	$14,046	$14,765	$14,942	$14,661	$14,632	$14,595	$14,944	$15,213	$14,046	$14,632
Multi-Strategy Investments [1]
Beginning balance	$14,222	$14,217	$14,196	$13,860	$13,107	$12,478	$12,142	$11,244	$13,860	$11,244
Sales	800	668	674	652	622	689	848	790	2,794	2,949
Redemptions	(1,206)	(487)	(1,139)	(598)	(632)	(576)	(521)	(518)	(3,430)	(2,247)
Net flows	(406)	181	(465)	54	(10)	113	327	272	(636)	702
Change in market value and other	(48)	(176)	486	282	763	516	9	626	544	1,914
Ending balance	$13,768	$14,222	$14,217	$14,196	$13,860	$13,107	$12,478	$12,142	$13,768	$13,860
Mutual Fund AUM
Beginning balance	$73,295	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$61,611	$70,918	$61,611
Sales	3,894	3,753	3,910	3,692	3,555	3,787	3,726	4,104	15,249	15,172
Redemptions [2]	(4,954)	(3,660)	(4,348)	(3,674)	(3,997)	(4,432)	(6,665)	(4,602)	(16,636)	(19,696)
Net flows	(1,060)	93	(438)	18	(442)	(645)	(2,939)	(498)	(1,387)	(4,524)
Change in market value and other	800	(1,128)	1,422	2,410	4,601	3,796	739	4,695	3,504	13,831
Ending balance	$73,035	$73,295	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$73,035	$70,918
Talcott AUM [3]	$20,584	$22,867	$24,529	$24,957	$25,817	$25,638	$25,901	$26,628	$20,584	$25,817
Total Mutual Funds segment AUM	$93,619	$96,162	$98,859	$98,303	$96,735	$92,397	$89,509	$92,436	$93,619	$96,735
[1] Includes balanced, allocation, target date and alternative investment products.
[2] The three months ended December 31, 2014 includes a planned asset transfer of $0.7 billion to the Hartford Variable Insurance Trust (“HVIT”) which supports legacy retirement mutual funds and run-off mutual funds (see footnote [3]). HVIT's invested assets are managed by Hartford Investment Management Company, a wholly-owned subsidiary of the Company.
[3] Talcott AUM (formerly Annuity Mutual Fund Assets) consist of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products. The three months ended December 31, 2014 includes a planned asset transfer of $2.0 billion to HVIT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
NET INCOME (LOSS)
Individual Annuity	$84	$(23)	$92	$108	$41	$69	$23	63	$261	$196
Institutional and other [1] [2] [4]	60	51	(596)	37	(56)	(62)	(355)	(357)	(448)	(830)
Talcott Resolution net income (loss)	144	28	(504)	145	(15)	7	(332)	(294)	(187)	(634)
Less: Unlock benefit (charge), after tax	13	(102)	15	12	1	(104)	(9)	3	(62)	(109)
Less: Restructuring and other costs, after tax	—	—	—	—	—	(1)	1	(1)	—	(1)
Less: Income (loss) from discontinued operations, after tax [2]	31	—	(617)	29	(70)	(73)	(421)	(484)	(557)	(1,048)
Less: Net reinsurance gain on dispositions, after tax [3]	15	—	—	—	—	—	1	44	15	45
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(13)	8	(3)	(8)	(45)	70	(7)	49	(16)	67
Talcott Resolution core earnings	$98	$122	$101	$112	$99	$115	$103	$95	$433	$412
CORE EARNINGS (LOSSES)
Individual Annuity	$80	$83	$84	$89	$81	$89	$79	$73	$336	$322
Institutional and other	18	39	17	23	18	26	24	22	97	90
Talcott Resolution core earnings	$98	$122	$101	$112	$99	$115	$103	$95	$433	$412

[1]
Other consists of PPLI, residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses and International discontinued operations.

[2]
The three months ended December 31, 2014 includes a benefit of $29, after-tax, from the partial reduction of the deferred tax valuation allowance on capital loss carryovers established when the Japan annuity business was sold. The three months ended June 30, 2014 includes a loss on disposition of $659 related to the Japan annuity business and the three months ended June 30, 2013 includes a loss on disposition of $102 related to the U.K. variable annuity business.

[3]	Amounts pertain to the Retirement Plans and Individual Life businesses sold in 2013.

[4]	Includes derivative gains of $71 for the three months ended March 31, 2013 primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]
Individual Annuity	51.2	50.7	49.0	50.3	45.0	49.0	42.3	38.4	50.3	43.6
FULL SURRENDER RATES [2]
Variable Annuity	11.3%	16.5%	13.9%	12.3%	14.5%	20.3%	17.5%	14.5%	13.5%	16.7%
CONTRACT COUNTS (in thousands)
Variable Annuity	674	694	721	747	774	802	839	873
Fixed Annuity and Other	139	143	151	163	170	176	180	184

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,059	1,972	1,960	1,872	1,848	1,682	1,606	1,569
Total account value with guaranteed minimum death benefits (“GMDB”)	$52,861	$54,349	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500
Gross net amount at risk ("NAR")	3,807	3,972	4,024	4,192	4,325	4,657	5,195	5,349
NAR reinsured	79%	78%	78%	77%	76%	75%	72%	72%
Contracts in the Money [2]	23%	27%	14%	17%	16%	22%	33%	29%
% In the Money [2] [3]	14%	13%	27%	23%	26%	19%	14%	16%
Retained NAR [1]	793	862	891	971	1,026	1,183	1,457	1,498
Net GAAP liability for GMDB benefits	196	198	210	209	211	206	225	228

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$24,840	$25,774	$28,161	$29,036	$30,262	$30,907	$32,035	$34,106
Gross NAR	156	160	139	163	167	228	344	361
NAR reinsured	26%	24%	21%	21%	20%	18%	18%	19%
Contracts in the Money [2]	6%	6%	5%	6%	5%	9%	14%	13%
% In the Money [2] [3]	11%	10%	13%	12%	12%	9%	8%	9%
Retained NAR [1]	116	122	110	129	134	187	282	293
Net GAAP liability (asset) for non-lifetime GMWB benefits	70	10	(43)	(15)	(3)	158	513	651
Net GAAP liability for lifetime GMWB benefits	136	128	121	113	106	94	73	65

[1]
Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
VARIABLE ANNUITY
Beginning balance	$54,349	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500	$64,824	$61,812	$64,824
Deposits	56	52	58	66	60	77	180	226	232	543
Partial withdrawals	(589)	(490)	(563)	(634)	(748)	(647)	(630)	(710)	(2,276)	(2,735)
Full surrenders	(1,517)	(2,327)	(2,041)	(1,860)	(2,235)	(3,153)	(2,805)	(2,356)	(7,745)	(10,549)
Death benefits/annuitizations/other [1]	(437)	(465)	(508)	(521)	(470)	(445)	(472)	(468)	(1,931)	(1,855)
Transfers	(2)	(1)	(2)	(1)	—	(2)	(1)	1	(6)	(2)
Net flows	(2,489)	(3,231)	(3,056)	(2,950)	(3,393)	(4,170)	(3,728)	(3,307)	(11,726)	(14,598)
Change in market value/change in reserve/interest credited and other	1,001	(770)	1,859	685	3,693	3,103	807	3,983	2,775	11,586
Ending balance	$52,861	$54,349	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500	$52,861	$61,812
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,959	$9,429	$9,917	$10,142	$10,455	$10,670	$10,797	$10,848	$10,142	$10,848
Deposits	—	—	—	—	—	—	2	6	—	8
Surrenders	(256)	(533)	(576)	(331)	(381)	(264)	(161)	(103)	(1,696)	(909)
Death benefits/annuitizations/other [1]	(41)	(13)	(19)	7	(58)	(64)	(72)	(74)	(66)	(268)
Transfers	(1)	2	1	1	(2)	(2)	(3)	—	3	(7)
Net flows	(298)	(544)	(594)	(323)	(441)	(330)	(234)	(171)	(1,759)	(1,176)
Change in market value/change in reserve/interest credited and other	87	74	106	98	128	115	107	120	365	470
Ending balance	$8,748	$8,959	$9,429	$9,917	$10,142	$10,455	$10,670	$10,797	$8,748	$10,142
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$63,308	$67,779	$69,464	$71,954	$71,967	$73,249	$76,297	$75,672	$71,954	$75,672
Deposits	56	52	58	66	60	77	182	232	232	551
Surrenders	(2,362)	(3,350)	(3,180)	(2,825)	(3,364)	(4,064)	(3,596)	(3,169)	(11,717)	(14,193)
Death benefits/annuitizations/other [1]	(478)	(478)	(527)	(514)	(528)	(509)	(544)	(542)	(1,997)	(2,123)
Transfers	(3)	1	(1)	—	(2)	(4)	(4)	1	(3)	(9)
Net flows	(2,787)	(3,775)	(3,650)	(3,273)	(3,834)	(4,500)	(3,962)	(3,478)	(13,485)	(15,774)
Change in market value/change in reserve/interest credited and other	1,088	(696)	1,965	783	3,821	3,218	914	4,103	3,140	12,056
Ending balance	$61,609	$63,308	$67,779	$69,464	$71,954	$71,967	$73,249	$76,297	$61,609	$71,954

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Fee income	$1	$2	$4	$3	$5	$2	$2	$3	$10	$12
Net investment income	10	5	5	2	8	6	—	13	22	27
Net realized capital gains (losses)	(9)	11	14	(9)	2	(5)	10	(96)	7	(89)
Total revenues	2	18	23	(4)	15	3	12	(80)	39	(50)
Insurance operating costs and other expenses [1]	8	4	20	12	34	(60)	14	26	44	14
Pension settlement [2]	128	—	—	—	—	—	—	—	128	—
Loss on extinguishment of debt [3]	—	—	—	—	—	—	—	213	—	213
Reinsurance loss on disposition [4]	—	—	—	—	—	—	—	69	—	69
Interest expense	94	93	94	95	96	94	100	107	376	397
Restructuring and other costs	20	22	8	20	15	14	19	16	70	64
Total expenses	250	119	122	127	145	48	133	431	618	757
Loss before income taxes	(248)	(101)	(99)	(131)	(130)	(45)	(121)	(511)	(579)	(807)
Income tax benefit	(88)	(35)	(35)	(46)	(36)	(17)	(46)	(153)	(204)	(252)
Net loss	(160)	(66)	(64)	(85)	(94)	(28)	(75)	(358)	(375)	(555)
Less: Restructuring and other costs, after tax	(13)	(14)	(5)	(13)	(10)	(9)	(12)	(10)	(45)	(41)
Less: Pension settlement, after-tax [2]	(83)	—	—	—	—	—	—	—	(83)	—
Less: Loss on extinguishment of debt, after tax [3]	—	—	—	—	—	—	—	(138)	—	(138)
Less: Net reinsurance loss on dispositions, after tax [4]	—	—	—	—	—	—	—	(69)	—	(69)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(4)	6	11	(9)	8	(3)	6	(68)	4	(57)
Core losses	$(60)	$(58)	$(70)	$(63)	$(92)	$(16)	$(69)	$(73)	$(251)	$(250)

[1]
The three months ended September 30, 2014 and 2013 include a benefit of $10 and $57, before tax, respectively, for recoveries for past legal expenses associated with closed litigation and a benefit of $19, before tax, in the three months ended September 30, 2013 from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]
Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[3]
Consists of premium associated with repurchasing $800 of senior notes and debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.

[4]	Consists of a reduction in goodwill related to the sale of the Retirement Plans business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$485	$485	$483	$498	$500	$521	$529	$535	$1,951	$2,085
Tax-exempt	116	117	118	118	118	117	116	116	469	467
Total fixed maturities	$601	$602	$601	$616	$618	$638	$645	$651	$2,420	$2,552
Equity securities, available-for-sale	15	9	7	7	9	7	8	6	38	30
Mortgage loans	68	65	66	66	69	65	62	64	265	260
Policy loans	21	20	19	20	21	20	22	20	80	83
Limited partnerships and other alternative investments [2]	44	100	53	97	80	46	95	66	294	287
Other [3]	44	44	48	43	44	40	37	46	179	167
Subtotal	793	840	794	849	841	816	869	853	3,276	3,379
Investment expense	(41)	(30)	(26)	(25)	(30)	(29)	(28)	(28)	(122)	(115)
Total net investment income	$752	$810	$768	$824	$811	$787	$841	$825	$3,154	$3,264
Annualized investment yield, before tax [4]	4.2%	4.5%	4.3%	4.5%	4.4%	4.3%	4.6%	4.5%	4.4%	4.4%
Annualized investment yield, after-tax [4]	2.9%	3.2%	3.0%	3.2%	3.1%	3.0%	3.1%	3.0%	3.0%	3.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.1%	4.1%	4.2%	4.2%	4.2%	4.2%	4.3%	4.1%	4.2%
New money yield [5]	3.3%	3.2%	3.8%	3.9%	4.0%	4.4%	3.6%	3.4%	3.6%	3.8%
Sales/maturities yield [6]	4.0%	3.7%	3.9%	4.2%	3.8%	3.9%	3.5%	3.6%	3.9%	3.7%
Portfolio duration (in years) [7]	5.3	5.4	5.1	5.0	5.2	5.3	5.5	5.4	5.3	5.2

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value. Yield calculations for each period exclude assets associated with the dispositions of the Japan annuities business, the Retirement Plans and Individual Life businesses, and the Hartford Life International Limited business, as applicable.

[5]
Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY COMBINED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$162	$159	$163	$166	$165	$168	$175	$172	$650	$680
Tax-exempt	91	92	93	92	92	92	91	92	368	367
Total fixed maturities	$253	$251	$256	$258	$257	$260	$266	$264	$1,018	$1,047
Equity securities, available-for-sale	3	3	3	3	4	3	4	2	12	13
Mortgage loans	18	17	16	16	16	13	11	12	67	52
Limited partnerships and other alternative investments [2]	16	47	18	48	46	20	50	39	129	155
Other [3]	7	8	9	10	12	9	16	3	34	40
Subtotal	297	326	302	335	335	305	347	320	1,260	1,307
Investment expense	(15)	(10)	(10)	(9)	(11)	(9)	(9)	(8)	(44)	(37)
Total net investment income	$282	$316	$292	$326	$324	$296	$338	$312	$1,216	$1,270
Annualized investment yield, before tax [4]	3.9%	4.4%	4.1%	4.5%	4.5%	4.2%	4.8%	4.5%	4.2%	4.5%
Annualized investment yield, after-tax [4]	2.9%	3.3%	3.0%	3.4%	3.5%	3.1%	3.6%	3.5%	3.2%	3.4%
Annualized investment yield, before tax; excluding limited partnership and other alternative investments [4]	3.9%	4.0%	4.0%	4.1%	4.1%	4.2%	4.2%	4.2%	4.0%	4.2%
New money yield [5]	3.1%	3.7%	3.9%	4.0%	4.0%	4.5%	3.9%	3.3%	3.7%	4.0%
Sales/maturities yield [6]	4.0%	4.0%	4.2%	4.3%	4.0%	4.4%	3.8%	3.8%	4.1%	4.0%
Portfolio duration (in years)	4.9	5.2	4.6	4.5	5.3	5.4	5.5	5.3	4.9	5.3

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]	Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value.

[5]	Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[6]	Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Net Investment Income
Commercial Lines	$222	$250	$230	$256	$252	$230	$262	$240	$958	$984
Personal Lines	30	33	31	35	36	33	39	37	129	145
P&C Other Operations	30	33	31	35	36	33	37	35	129	141
Total Property & Casualty	$282	$316	$292	$326	$324	$296	$338	312	$1,216	$1,270
Group Benefits	90	93	95	96	97	96	100	97	374	390
Talcott Resolution	370	396	376	400	382	389	403	403	1,542	1,577
Corporate	10	5	5	2	8	6	—	13	22	27
Total net investment income	$752	$810	$768	$824	$811	$787	$841	$825	$3,154	$3,264

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2014	Dec 31 2013
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$106	$116	$122	$183	$292	$105	$207	$1,709	$527	$2,313
Gross losses on sales	(59)	(29)	(33)	(129)	(333)	(137)	(117)	(72)	(250)	(659)
Net impairment losses	(16)	(14)	(7)	(22)	(14)	(26)	(12)	(21)	(59)	(73)
Valuation allowances on mortgage loans	(1)	—	(3)	—	(1)	—	—	—	(4)	(1)
Periodic net coupon settlements on credit derivatives [2]	—	—	2	(1)	(3)	(1)	—	(4)	1	(8)
Results of variable annuity hedge program
GMWB derivatives, net	(10)	6	(6)	15	43	203	(31)	47	5	262
Macro hedge	2	12	(15)	(10)	(52)	(50)	(47)	(85)	(11)	(234)
Total results of variable annuity hedge program	(8)	18	(21)	5	(9)	153	(78)	(38)	(6)	28
Other net gain (loss) [3]	(36)	(22)	(64)	(71)	70	37	21	70	(193)	198
Total net realized capital gains (losses)	$(14)	$69	$(4)	$(35)	$2	$131	$21	$1,644	$16	$1,798
Less: Realized gain on dispositions, before tax	—	—	—	—	—	—	1	1,574	—	1,575
Less: Realized gains (losses), included in core earnings, before tax	2	7	7	—	(2)	1	3	(3)	16	(1)
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(16)	62	(11)	(35)	4	130	17	73	—	224
Less: Impacts of DAC	1	13	(1)	16	(10)	28	(6)	22	29	34
Less: Impacts of tax	(8)	22	(6)	(17)	3	39	1	26	(9)	69
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(9)	$27	$(4)	$(34)	$11	$63	$22	$25	$(20)	$121

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 and the year ended December 31, 2013, relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Included in core earnings.

[3]
Primarily consists of changes in value of non-qualifying derivatives including interest rate derivatives used to manage duration and the Japan fixed payout annuity hedge. Includes $71 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013 and the year ended December 31, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2014		Sept 30 2014		Jun 30 2014		Mar 31 2014		Dec 31 2013
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent
Total investments	$76,278	100.0%	$76,231	100.0%	$76,239	100.0%	$97,084	100.0%	$98,401	100.0%
Less: Equity securities, trading	11	—%	12	—%	12	—%	17,418	17.9%	19,745	20.1%
Total investments excluding trading securities	$76,267	100.0%	$76,219	100.0%	$76,227	100.0%	$79,666	82.1%	$78,656	79.9%
Asset-backed securities	$2,472	4.2%	$2,439	4.1%	$2,309	3.8%	$2,252	3.6%	$2,365	3.8%
Collateralized debt obligations	2,841	4.8%	2,445	4.1%	2,434	4.0%	2,394	3.8%	2,387	3.8%
Commercial mortgage-backed securities	4,415	7.4%	4,482	7.5%	4,696	7.8%	4,568	7.2%	4,446	7.1%
Corporate	27,359	46.0%	27,714	46.6%	28,668	47.7%	29,040	45.8%	28,490	45.7%
Foreign government/government agencies	1,636	2.8%	1,672	2.8%	1,707	2.8%	4,050	6.4%	4,104	6.6%
Municipal	12,871	21.7%	12,761	21.4%	12,713	21.1%	12,682	20.0%	12,173	19.5%
Residential mortgage-backed securities	3,918	6.6%	3,995	6.7%	4,426	7.3%	4,556	7.2%	4,647	7.5%
U.S. Treasuries	3,872	6.5%	4,078	6.8%	3,293	5.5%	3,797	6.0%	3,745	6.0%
Total fixed maturities, available-for-sale	$59,384	100.0%	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%
U.S. government/government agencies	$7,596	12.8%	$7,874	13.2%	$7,569	12.6%	$8,194	12.9%	$8,208	13.2%
AAA	7,251	12.2%	7,074	11.9%	6,731	11.2%	6,410	10.1%	6,376	10.2%
AA	10,056	16.9%	10,094	16.9%	10,458	17.4%	12,930	20.4%	12,273	19.7%
A	16,717	28.2%	16,143	27.1%	16,437	27.3%	16,084	25.4%	15,498	24.9%
BBB	14,397	24.2%	14,764	24.8%	15,402	25.4%	16,006	25.3%	16,087	25.7%
BB & below	3,367	5.7%	3,637	6.1%	3,649	6.1%	3,715	5.9%	3,915	6.3%
Total fixed maturities, available-for-sale	$59,384	100.0%	$59,586	100.0%	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%

[1]	Amount represents the value at which the assets are presented on the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES

	As of December 31, 2014
	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Financial services	$5,091	$5,415	7.1%
Utilities	4,318	4,801	6.3%
Consumer non-cyclical	3,520	3,854	5.1%
Technology and communications	3,188	3,549	4.7%
Energy [2]	3,115	3,316	4.3%
Basic industry	1,899	2,087	2.7%
Capital goods	1,704	1,824	2.4%
Consumer cyclical	1,688	1,771	2.3%
Transportation	894	972	1.3%
Other	447	469	0.6%
Total	$25,864	$28,058	36.8%
Top Ten Exposures by Issuer [3]
State of Illinois	$319	$333	0.4%
JP Morgan Chase & Co.	293	282	0.4%
Goldman Sachs Group Inc.	263	281	0.4%
State of California	242	280	0.4%
Commonwealth of Massachusetts	239	269	0.4%
Bank of America Corp.	241	251	0.3%
New York State Dormitory Authority	231	251	0.3%
National Grid PLC	210	249	0.3%
General Electric Co.	246	240	0.3%
Verizon Communications Inc.	193	233	0.3%
Total	$2,477	$2,669	3.5%

[1]	Excludes equity securities, trading.

[2]
The Company’s total exposure to the energy sector has a cost or amortized cost and fair value of $3.5 billion and $3.7 billion, respectively, as of December 31, 2014, and includes fixed maturities and equity securities, AFS classified within the energy, basic industry, and other sectors above, as well as investments in foreign government and government agency securities and in certain fixed maturities, FVO and short-term investments.

[3]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations (collectively "Property & Casualty (Combined)"). Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the Commercial Lines segment's specialty lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups, associations, affinity groups and financial institutions. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds offers mutual funds for retail and retirement accounts and provides investment-management and administrative services such as product design, implementation and oversight. This business segment also includes the runoff of the mutual funds supporting the Company's variable annuity products.
Talcott Resolution is comprised of runoff business from the Company's individual annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, pension settlements, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring and other costs and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE (core earnings last twelve months to stockholders' equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to stockholders' equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to stockholders' equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Commercial Lines and Personal Lines is set forth herein on pages 12 and 15, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the P&C businesses is set forth herein on page 10.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin (not presented herein) is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.